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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                FORM 8-K/A-1

                               CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934




      Date of Report (Date of earliest event reported): March 24, 1999




                        SKYLYNX COMMUNICATIONS, INC.
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           (Exact name of registrant as specified in its charter)




  COLORADO                         0-24687                    84-1360029
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(State or other           (Commission file number)        (Employer Identi-
 incorporation)                                             fication No.)




          600 South Cherry Street, Suite 305, Denver, Colorado 80222
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           (Address of principal executive offices)    (Zip Code)




     Registrant's telephone number, including area code:  (303) 316-0400
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                 103 Sarasota Quay, Sarasota, Florida 34236
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        (Former name or former address, if changed since last report)












ITEM 7:   FINANCIAL STATEMENTS AND EXHIBITS
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     (a)  Financial Statements and Pro Forma Financial Information.
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          The Company has determined upon advice of its independent
auditors that the acquisition of the assets of Continet, LLC does not involve a significant amount of assets or a significant acquisition within the meaning of Regulation S-X (Section 210.11.01) and accordingly financial statements and pro forma financial information are not required.




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                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SKYLYNX COMMUNICATIONS , INC.


Dated:    June 4, 1999                  By: /s/ Jeffery A. Mathias
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                                            Jeffery A. Mathias, President